Exhibit 10.23

ASSIGNMENT OF RIGHTS CONTRACT
(MINERA DE CORDILLERAS / MINERA ADULARIA EXPLORACIÓN)

(English Translation from Spanish)

"2019, Year of the Southern Caudillo, Emiliano Zapata"
MINISTRY OF ECONOMY
Undersecretary of Mining
General Directorate of Mining
Directorate of the Public Registry of Mining and Mining Rights
Subdirectorate of the Public Registry of Mining

CERTIFIED WITH ACKNOWLEDGMENT OF RECEIPT

Official Letter No. 610.-	00983 /19
File No. – 552/2018
Subject: Registered document returned

Mexico City, March 19, 2019

MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V.
Attn: Juan Manuel Coronado Ávila
Av. Paseo de las Palmas, No. 755, Int. 902,
Lomas de Chapultepec, C.P. 11000,
Miguel Hidalgo, Ciudad de México.

By means of this letter, I hereby remit the document described below, duly registered with this Subdirectorate:

First Certified Copy of Record No. 15,740 dated September 4, 2018, by means of which MINERA DE CORDILLERAS, S. DE R.L. DE C.V. assigns in favor of ITS REPRESENTED PARTY 100% of the rights derived from, among others, the mining concession denominated: "CELAYA-01", Title 232724, located in the Municipality of Comonfort, State of Guanajuato.

Sincerely,

Lic. Laura Araceli Cervantes Alejandre
Subdirector of the Public Registry of Mining

I.D. 201809RPM30135
ONE ANNEX
LCA/LOO

JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES
PUBLIC BROKER No. 22
MEXICO CITY

TESTIMONY OF

RECORD

15,740

SEPTEMBER 4, 2018

FIRST CERTIFIED COPY, FIRST IN ORDER OF THE RECORD OF SIGNATURE RECOGNITION AND RATIFICATION OF OBLIGATIONAL CONTENT, REGARDING THE "CONTRACT OF ASSIGNMENT OF RIGHTS ("AGREEMENT" OR "CONTRACT") ENTERED INTO BY, ON THE ONE HAND, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., REPRESENTED IN THIS ACT BY MR. MIGUEL GARCÍA FERNANDEZ, (HEREINAFTER IDENTIFIED AS "THE ASSIGNOR"); AND, ON THE OTHER HAND, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. (HEREINAFTER THE "ASSIGNEE"), REPRESENTED IN THIS ACT BY MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES.", DATED AUGUST THIRTY OF TWO THOUSAND EIGHTEEN.

JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES
PUBLIC BROKER No. 22
MEXICO CITY

RECORD FIFTEEN THOUSAND SEVEN HUNDRED FORTY. /MSAD/RSAG/ In Mexico City, on FOUR of SEPTEMBER of TWO THOUSAND EIGHTEEN; before me, JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES, Public Broker number Twenty-Two of the Plaza of this City, I hereby certify:

The RECOGNITION of signatures and RATIFICATION of obligational content, entered into by:

A.- "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, represented in this act by Mr. MIGUEL GARCÍA FERNÁNDEZ; and

B.- "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, represented in this act by Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ.

The appearing parties exhibit to me a copy of the document identified as: "CONTRACT OF ASSIGNMENT OF RIGHTS ("AGREEMENT" OR "CONTRACT") ENTERED INTO BY, ON THE ONE HAND, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., REPRESENTED IN THIS ACT BY MR. MIGUEL GARCÍA FERNANDEZ, (HEREINAFTER IDENTIFIED AS "THE ASSIGNOR"); AND, ON THE OTHER HAND, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. (HEREINAFTER THE "ASSIGNEE"), REPRESENTED IN THIS ACT BY MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES. (SIC), dated August thirty of two thousand eighteen; which is further described and referenced below, duly signed by the appearing parties; in accordance with the following Background and Clauses:

R E P R E S E N T A T I O N S

FIRST.- Mr. MIGUEL GARCÍA FERNÁNDEZ declares:

A) That the powers he holds in his capacity as legal attorney-in-fact of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, are in full force and have not been limited, revoked or amended in any manner.

B) That whereas on August thirty-one of two thousand eighteen, the Record dated the eighth of said month and year was formalized, in which the POWER described in the First Background of this Record was granted, he has appeared in such capacity in the negotiations and execution of the document referenced herein and, as a consequence thereof, he RECOGNIZES and RATIFIES such powers for all applicable legal purposes.

C) That he recognizes the powers held by Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, regarding the company denominated "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, in the contract that in this Public Instrument is RECOGNIZED and RATIFIED.

SECOND.- Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ declares:

A) That the powers he holds in his capacity as legal attorney-in-fact of the company denominated "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, are in full force and have not been limited, revoked or amended in any manner.

B) That whereas on August thirty-one of two thousand eighteen, the Record dated the eighth of said month and year was formalized, in which the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY granted the POWER to Mr. MIGUEL GARCÍA FERNÁNDEZ, described in the First Background of this Record, he has appeared in such capacity in the negotiations and execution of the document referenced herein and, as a consequence thereof, he RECOGNIZES and RATIFIES such powers for all applicable legal purposes.

C) That he recognizes the powers held by Mr. MIGUEL GARCÍA FERNÁNDEZ regarding the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, in the contract that in this Public Instrument is RECOGNIZED and RATIFIED.

B A C K G R O U N D

FIRST.- LEGAL STANDING OF MR. MIGUEL GARCÍA FERNÁNDEZ WITH RESPECT TO THE COMPANY DENOMINATED "MINERA DE CORDILLERAS", VARIABLE CAPITAL CORPORATION. Mr. MIGUEL GARCÍA FERNÁNDEZ exhibited to me the First Certified Copy, First in Order, of Public Instrument number nineteen thousand four hundred eighty-one, Book three hundred sixty-one, dated August thirty-one of two thousand eighteen, granted before the faith of Attorney Guillermo Aarón Vigil Chapa, holder of Notary Public number two hundred forty-seven; by means of which the protocolization of the General Partners Assembly of "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, was recorded, made at the request of Attorney Alberto Mauricio Vázquez Sánchez. In which, among other agreements, the granting of SPECIAL POWER OF ATTORNEY was formalized in favor of Mr. MIGUEL GARCÍA FERNÁNDEZ, among others, as broad as may be necessary in law, so that, interchangeably, any of them may execute in the name and on behalf of said company, the Contract of Assignment of Rights derived from the mining concessions covering the lots "Celaya-01", Title "232724"; "Santiago de Compostela", Title "219174"; "Ampliación Santiago de Compostela", Title "214657"; and the Amendment Agreement that said company has entered into with respect to Lot "El Milagro", Title "239753" (including the power to assign said Lot "El Milagro", Title "239753", in the event it is previously acquired by "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY), as well as any other contract, agreement, permit, or document that derives from and directly or indirectly relates to the "Celaya Project". He holds all the powers corresponding to the general power of attorney for litigation and collections, to administer assets and for acts of ownership, in the broadest terms of article two thousand five hundred fifty-four of the Civil Code for this City, its correlatives of the Federal Civil Code and their correlatives of the Civil Code of each State of the United Mexican States.

SECOND.- LEGAL INCORPORATION OF THE COMPANY DENOMINATED "MINERA DE CORDILLERAS", VARIABLE CAPITAL CORPORATION. By means of Public Deed number forty-two thousand one hundred fourteen, dated November nine of nineteen ninety-four, granted before the faith of Attorney JAVIER DEL VALLE PALAZUELOS, holder of Notary Public number sixty-one of Mexico City; by means of which the legal incorporation of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL CORPORATION, was recorded, with domicile in the City of Aguaprieta, State of Sonora, duration of ninety-nine years, of Mexican nationality and with a clause admitting foreign nationals, with a minimum fixed paid-in capital, without right of withdrawal of fifty thousand pesos, national currency, and with a primary corporate purpose of: "1.- The acquisition and disposition, under any legal title, of shares in mining or metallurgical companies or companies of chemical or mineral products, and the participation in businesses of the same nature in general", registered in the Public Registry of Property and Commerce of Agua Prieta, Sonora, under Commercial Folio number 129 (one hundred twenty-nine), of the Commerce Section, Volume two, Book One.

THIRD.- TRANSFORMATION OF THE COMPANY INTO A VARIABLE CAPITAL LIMITED LIABILITY COMPANY, TOTAL AMENDMENT OF BYLAWS. By means of the First Certified Copy, First in Order, of Public Deed number five hundred thirty-one, Book number fourteen, dated December fourteen of nineteen ninety-four, granted before the faith of Attorney JOSE LUIS VILLAVICENCIO CASTAÑEDA, holder of Notary Public number two hundred eighteen of Mexico City; by means of which the protocolization of the Extraordinary General Shareholders Assembly of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL CORPORATION, dated November twenty-one of nineteen ninety-four, at the request of Mr. José Ruiz López, in his capacity as Special Delegate of said Assembly, was recorded. From which it is derived that, by unanimous vote of the shareholders, the transformation of "MINERA DE CORDILLERAS", VARIABLE CAPITAL CORPORATION, into a VARIABLE CAPITAL LIMITED LIABILITY COMPANY was approved, and consequently the total amendment of the bylaws of "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY; the total amendment of the Corporate Bylaws of said company; the resignation of Ms. Marybel Nevárez Pérez as Sole Administrator and her appointment as Managing Director; ratifying the Statutory Auditor.

FOURTH.- CHANGE OF CORPORATE DOMICILE. By means of Public Deed number four thousand two hundred sixty-six, dated January twenty-one of nineteen ninety-seven, granted before the faith of Attorney JOSE LUIS VILLAVICENCIO CASTAÑEDA, holder of Notary Public number two hundred eighteen of Mexico City; by means of which the partial protocolization of the Extraordinary General Shareholders Assembly of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, dated September ten of nineteen ninety-six, was recorded, from which it is derived that the CHANGE OF CORPORATE DOMICILE from the City of Agua Prieta, State of Sonora to the City of Zacatecas, State of Zacatecas was agreed, and Clause Three of the Corporate Bylaws was thereby amended; as well as the increase to variable capital, whose First Certified Copy was registered in the Public Registry of Property and Commerce of Zacatecas, State of Zacatecas, under number nine, folios thirty-six, dash, forty, of Volume one hundred twenty-four of Commerce, Sixth Section.

FIFTH.- AMENDMENT OF CLAUSES NINE AND TWENTY-FOUR OF THE CORPORATE BYLAWS OF "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY. By means of Public Deed number five thousand four hundred ninety-six, dated October twenty-four of nineteen ninety-seven, granted before the faith of Attorney JOSE LUIS VILLAVICENCIO CASTAÑEDA, holder of Notary Public number two hundred eighteen of Mexico City; by means of which the protocolization of the Partners Assembly of "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, dated September twenty-two of nineteen ninety-seven, was recorded, in which among others, it was agreed to amend Clauses Nine and Twenty-Four of the Corporate Bylaws of said company, whose First Certified Copy was registered in the Public Registry of Property and Commerce of Zacatecas, State of Zacatecas, under number twenty-two, at folios thirty-four, dash, forty-six, of Volume one hundred twenty-nine Commerce, Sixth Section, Book One.

SIXTH.- CHANGE OF CORPORATE DOMICILE. By means of Public Deed number twenty-two thousand thirty-six, dated November nine of two thousand five, granted before the faith of Attorney HERIBERTO CASTILLO VILLANUEVA, holder of Notary Public number sixty-nine of Mexico City; by means of which the partial protocolization of the Partners Assembly of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, dated October seventeen of two thousand five, was recorded, from which it is derived that the CHANGE OF CORPORATE DOMICILE from the City of Zacatecas, State of Zacatecas to Mexico City was agreed, and Clause Three of the Corporate Bylaws was thereby amended, whose First Certified Copy was registered in the Public Registry of Commerce of this City, under commercial folio number three hundred forty-four thousand two hundred sixty-four.

SEVENTH.-CERTIFICATION OF BYLAWS. By means of Public Instrument number twenty-two thousand sixty-two, Book three hundred fifty-eight, dated November sixteen of two thousand five, granted before the faith of Attorney HERIBERTO CASTILLO VILLANUEVA, holder of Notary Public number sixty-nine of Mexico City, the CERTIFICATION OF BYLAWS of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, at the request of Attorney Alberto Mauricio Vázquez Sánchez was recorded.

EIGHTH.- AMENDMENT OF CLAUSE TWO OF THE CORPORATE BYLAWS OF "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY. By means of Public Instrument number three hundred nineteen, Book Six, dated June twenty-three of two thousand six, granted before the faith of Attorney Guillermo Aarón Vigil Chapa, holder of Notary Public number two hundred forty-seven of Mexico City; by means of which the partial protocolization of a General Partners Assembly of the company denominated "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, dated June eight of two thousand six, was recorded, made at the request of Attorney Alberto Mauricio Vázquez Sánchez. In which, among other points, it was agreed to amend Clause Two of the Corporate Bylaws of said company, to read as indicated therein, which Clause is considered reproduced here as if inserted verbatim.

NINTH.- AMENDMENT OF CLAUSE SEVENTEEN OF THE CORPORATE BYLAWS. By means of Public Instrument number seventeen thousand four hundred twenty-one, dated July thirteen of two thousand seventeen, granted before the faith of Attorney Guillermo Aarón Vigil Chapa, holder of Notary Public number two hundred forty-seven of Mexico City; by means of which the protocolization of a General Partners Assembly of "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, dated April twenty-one of two thousand seventeen, was recorded, in which, among others, it was agreed to amend Clause Seventeen of the Corporate Bylaws, to read as indicated therein, which Clause is considered reproduced here as if inserted verbatim.

TENTH.- LEGAL STANDING OF MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ WITH RESPECT TO THE COMPANY DENOMINATED "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY. Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ exhibited to me the First Certified Copy, First in Order, of Public Deed number nine thousand two hundred seven, Book one hundred seventy-seven, dated December five of two thousand twelve, granted before the faith of Attorney Guillermo Aarón Vigil Chapa, holder of Notary Public number two hundred forty-seven of Mexico City; by means of which the legal incorporation of the company denominated "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, was recorded, prior permit granted by the Ministry of Economy number "A201211081052400884"; dated November eight of two thousand twelve; with domicile in Mexico City, duration of one hundred years, of Mexican nationality and with a clause admitting foreign nationals, with a minimum fixed paid-in capital, without right of withdrawal of ten thousand pesos, national currency, and with the corporate purpose indicated therein, which is considered reproduced here as if inserted verbatim, in which Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ was also granted, among others, a general power of attorney to be exercised jointly or individually with the following powers:

FOR LITIGATION AND COLLECTIONS in terms of the first paragraph of article two thousand five hundred fifty-four of the Civil Code for this City and its correlatives of the Federal Civil Code and of the Civil Codes of all the States of the Mexican Republic, with all the general powers and even the special ones that may be required by Special Clause of Law, in terms of article two thousand five hundred eighty-seven of said Codes.

TO ADMINISTER ASSETS, in terms of the second paragraph of article two thousand five hundred fifty-four of the Civil Code for this City and its correlatives of the Federal Civil Code and of the Civil Codes of all the States of the Mexican Republic.So that in the name and on behalf of the company and with the powers described above, the attorneys-in-fact appear before administrative authorities, whether local or federal, as required, with employer representation in terms of articles eleven, forty-six, forty-seven, one hundred thirty-two, six hundred ninety-two, sections one, two and three roman, eight hundred seventy-eight, eight hundred eighty, eight hundred eighty-three, and eight hundred eighty-four of the Federal Labor Law.

To act as legal representative in MINING MATTERS, with the following powers:

1. To file mining claims, submit applications for mining concessions and continue their processing until obtaining the issuance of the corresponding titles.

2. To enter into contracts having as their purpose the acquisition, whether by assignment or by any other legal means, of rights derived from mining concessions, which includes without limitation entering into exploration, exploitation, promise of assignment of rights and assignment of rights contracts in favor of the company, as well as terminating or rescinding any of said contracts to which the company may be a party.

3. To request the reduction, division, and identification of the surfaces of lots covered by concession applications or by mining concessions, and to request the unification of surfaces with those of other adjacent concessions or the merger of lands or correction thereof.

4. To group two or more mining concessions for purposes of certifying exploration or exploitation works and activities, and to render all types of statistical, technical, and accounting reports or reports of any other nature.

5. To request administrative corrections or duplicates of titles covering mining concessions of which the company is the holder.

6. To obtain extensions of mining concessions of which the company is the holder for an equal term of validity, in accordance with the provisions of the Mining Law and its Regulations.

7. To promote mining opposition proceedings or equivalents, in terms of the Mining Law and its Regulations.

8. To promote and enforce administrative appeals in terms of the Federal Administrative Procedure Law, the Mining Law and its Regulations, and any other applicable laws of the United Mexican States.

9. To negotiate with the owners or possessors of lands where mining concessions of which the company is the holder are located, contracts and agreements in terms of applicable legal provisions in agrarian and/or mining matters, whether such lands are of ejidal, communal, private, or any other nature.

10. In general, to conduct all types of proceedings and submit all types of petitions or briefs, as well as to request all types of authorizations, permits, and others that may be appropriate under the Mining Law and its Regulations, for the best use of pending applications and mining concessions, as well as for their preparation and defense.

11. To abandon applications for mining concessions and to abandon mining concessions.

Exclusively for the exercise of the power referred to in section eleven, the attorneys-in-fact shall have all the powers corresponding to the general power of attorney for litigation and collections, to administer assets and for acts of ownership in the broadest terms of article two thousand five hundred fifty-four of the Civil Code for Mexico City and its correlative articles of the Federal Civil Code and of the other Civil Codes of all the States of the United Mexican States.

V. To sign, process, and manage applications for import and export permits, as well as modifications and/or extensions thereof, and in general to carry out all acts and proceedings necessary for the faithful fulfillment of these powers; likewise to enroll the company in the Importers Registry administered by the Ministry of Finance and Public Credit or equivalent registries.

VI. To carry out all acts required for the exercise of the powers conferred, within the granted powers, including the power to appear and carry out all types of legal acts before all types of authorities of the Executive, Legislative or Judicial powers, whether federal, state or municipal, of the United Mexican States, as well as before all types of authorities and entities of the centralized and parastatal public administration, whether federal, local or of this City, and, for that purpose, the attorneys-in-fact have, within the specialty of the mandate referred to in this section, powers for litigation and collections and administration of assets in the extension they have been granted, with all the general and special powers that may require a special clause of Law, to the extent necessary for the performance of their mandate.

VII. Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, within the scope of his powers, may confer the legal representation of the Company and grant, always reserving for himself the exercise of his mandate, general or special powers of attorney, as well as revoke them in whole or in part.

VIII. By virtue of the powers herein conferred, the attorneys-in-fact may not carry out the following:

a) Contract credits of any nature;

b) Guarantee in the name of the company the obligations of the company itself or of third parties;

c) Alienate, transfer, or encumber any assets, including real estate, mining concessions, processing plants, metallurgical or industrial plants, rights derived from promise contracts or rights derived from contracts with third parties;

d) Acquire, build, alienate or encumber fixed assets;

e) Authorize new exploration, exploitation and development projects, without this limitation restricting in any way the powers expressly granted to the attorney-in-fact as described in section four roman above; and

f) Enter into, modify, or terminate contracts or agreements for the sale of minerals acquired, extracted, treated, processed, smelted, or refined by the company.

ELEVENTH.- DOCUMENT BEING RATIFIED. Messrs. MIGUEL GARCÍA FERNÁNDEZ and ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, in the capacity already referred to, exhibited to me a Contract dated AUGUST THIRTY OF TWO THOUSAND EIGHTEEN, consisting of THIRTEEN letter-size pages, identified as "CONTRACT OF ASSIGNMENT OF RIGHTS (\"AGREEMENT\" OR \"CONTRACT\") ENTERED INTO BY, ON THE ONE HAND, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., REPRESENTED IN THIS ACT BY MR. MIGUEL GARCÍA FERNANDEZ, (HEREINAFTER IDENTIFIED AS \"THE ASSIGNOR\"); AND, ON THE OTHER HAND, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. (HEREINAFTER THE \"ASSIGNEE\"), REPRESENTED IN THIS ACT BY MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES. (ASÍ), which for purposes of this Record shall be referred to as "THE CONTRACT", which the persons in the capacity previously indicated in the preamble of this Public Instrument executed, the content of the previously described document being considered reproduced here as if inserted verbatim, so that in accordance with the following Clauses, said content remains RATIFIED AS TO OBLIGATIONAL CONTENT and SIGNATURES RECOGNIZED by those who signed it, which is attached to this Record under the Annex number that corresponds to it.

C L A U S E S

FIRST.- In this act, the persons cited in the preamble of this Public Instrument, in the capacity indicated therein, saw fit to RECOGNIZE the powers they hold with respect to their represented companies and the documents and negotiations that have given rise to the RECOGNITION and RATIFICATION at issue.

SECOND.- In this act, the persons cited in the preamble of this Public Instrument, in the capacity indicated therein, saw fit to RECOGNIZE as their own the signatures appearing in "THE CONTRACT", so there is no doubt as to their authenticity, since they declared, under solemn oath to tell the truth, that they were placed by them personally and are the ones they use individually in all their acts.

THIRD.- Likewise, the cited parties saw fit to RATIFY the obligational content of "THE CONTRACT"; therefore, they declared to be aware of its value, scope, and legal consequences. As a result, it is added in original so that it may be on file in the archive of the brokerage in my charge under the Annex number that corresponds to it and in copy to the Certified Copies that may be issued from it.

DOCUMENTS ADDED AS ANNEXES

A.- CERTIFICATION OF THE LEGAL STANDING OF MR. MIGUEL GARCÍA FERNÁNDEZ, WITH RESPECT TO THE COMPANY DENOMINATED "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY;

B.- IDENTITY DOCUMENT OF MR. MIGUEL GARCÍA FERNÁNDEZ;

C.- CERTIFICATION OF THE LEGAL STANDING OF MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ WITH RESPECT TO THE COMPANY DENOMINATED "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY;

D.- IDENTITY DOCUMENT OF MR. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ;

E.- RATIFIED DOCUMENT;

The cited documents were duly added to the archive of the brokerage in my charge, by insertion thereof under the letter assigned to them, all in simple copy duly compared with their original, except for the contract, so that they may remain on file in the archive of the brokerage in my charge and in the certified copies issued from this instrument; with the exception of the legal standings, which are only on file in the archive.

I, THE PUBLIC BROKER, CERTIFY AND ATTEST:

I.- That I had in view the documents referenced in this Public Instrument, all in original and which were added to the same as previously indicated;

II.- That I consider Messrs. MIGUEL GARCÍA FERNÁNDEZ and ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, in the capacity already referred to, capable, as I observe no manifest signs of natural incapacity, nor do I have knowledge that they are subject to any interdiction proceedings;

III.- That they stated their names as:

A.- MIGUEL GARCÍA FERNÁNDEZ, of Mexican nationality, originally from Tlaxcala, Mexico, born on September nineteen of nineteen seventy-six, married, occupation attorney, with domicile at Calle Catorce, number two hundred one, Colonia Esperanza, Postal Code "five", "seven", "eight", "zero", "zero", Municipality of Nezahualcóyotl, State of Mexico, and identified in terms of his Voter ID with number "three", "six", "five", "three", "zero", "eight", "three", "zero", "six", "three", "two", "three" issued by the then Federal Electoral Institute, who declared under solemn oath to tell the truth that the powers he holds from his represented company are in full force and have not been limited, revoked, or amended in any manner;

B.- ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, of Mexican nationality, originally from Mexico City, born on December twenty-nine of nineteen seventy-one, single, occupation attorney, with domicile at Paseo de las Palmas number seven hundred fifty-five, Office nine hundred two, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Postal Code eleven thousand, Mexico City, and identified in terms of his voter credential number "one", "two", "seven", "three", "nine", "seven", "four", "one", "eight", "four", issued by the National Electoral Institute, who declared under solemn oath to tell the truth that the powers he holds from his represented company are in full force and have not been limited, revoked, or amended in any manner;

IV.- That they stated that they know the PRIVACY NOTICE of the Brokerage in my charge, in accordance with the Federal Law on Protection of Personal Data Held by Private Parties;

V.- That I informed them of the right they have to personally read this Public Instrument and they chose to have the undersigned read it to them, to which they expressed their agreement and understanding of its value, scope, and legal consequences.

VI.- That they expressed their full understanding, consent, and agreement, at the same moment I authorize this Public Instrument with my seal and signature, in Mexico City, on FOUR of SEPTEMBER of TWO THOUSAND EIGHTEEN. I HEREBY ATTEST.

(ILLEGIBLE SIGNATURE)	(ILLEGIBLE SIGNATURE)
"MINERA DE CORDILLERAS",	"MINERA ADULARIA EXPLORACIÓN",
VARIABLE CAPITAL LIMITED	VARIABLE CAPITAL LIMITED
LIABILITY COMPANY,	LIABILITY COMPANY,
represented by Mr. MIGUEL	Represented by Mr. ALBERTO
GARCÍA FERNÁNDEZ.	MAURICIO VÁZQUEZ SÁNCHEZ.

(ILLEGIBLE SIGNATURE)
(AUTHORIZING SEAL)
JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES
PUBLIC BROKER TWENTY-TWO
OF MEXICO CITY

THIS IS THE FIRST CERTIFIED COPY, FIRST IN ORDER, ISSUED FOR THE RECORD OF THE COMPANY DENOMINATED "MINERA DE CORDILLERAS", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, REPRESENTED IN THIS ACT BY MR. MIGUEL GARCÍA FERNÁNDEZ, IN HIS CAPACITY AS APPLICANT. IT CONSISTS OF TWELVE USEFUL PAGES, TOGETHER WITH ITS ANNEXES, AND IS A FAITHFUL REPRODUCTION OF THE ORIGINAL ON FILE IN THE ARCHIVE OF THE PUBLIC BROKERAGE IN MY CHARGE. MEXICO CITY, SEPTEMBER FOUR OF TWO THOUSAND EIGHTEEN. I HEREBY ATTEST.

NOTE: THE FOLLOWING PAGES (24–36) CONTAIN THE CONTRACT OF
ASSIGNMENT OF RIGHTS IN BILINGUAL FORMAT (SPANISH / ENGLISH).
THEY ARE REPRODUCED AS IMAGES FROM THE ORIGINAL DOCUMENT.

CONTRATO DE CESIÓN DE DERECHOS ("CONVENIO" O "CONTRATO) QUE CELEBRAN, POR UNA PARTE, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., REPRESENTADA EN ESTE ACTO POR EL SEÑOR MIGUEL GARCÍA FERNANDEZ, (EN ADELANTE IDENTIFICADA COMO "LA CEDENTE"); Y, POR UNA SEGUNDA PARTE, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. (EN ADELANTE LA "CESIONARIA"), REPRESENTADA EN ESTE ACTO POR EL SEÑOR ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS.

CONTRACT OF ASSIGNMENT OF RIGHTS ("AGREEMENT" OR "CONTRACT") ENTERED INTO BY AND BETWEEN, AS FIRST PARTY MINERA DE CORDILLERAS, S. DE R.L. DE C.V., REPRESENTED IN THIS ACT BY MR. MIGUEL GARCÍA FERNANDEZ (HEREINAFTER IDENTIFIED AS THE "ASSIGNOR"); AND AS THE SECOND PARTY, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. (HEREINAFTER IDENTIFIED AS THE "ASSIGNEE"), HEREBY REPRESENTED BY MR. ALBERTO MAURICIO VAZQUEZ SÁNCHEZ, IN ACCORDANCE WITH THE FOLLOWING REPRESENTATIONS AND CLAUSES.

DECLARACIONES

I. <u>Declara la CEDENTE, por conducto de su representante:</u>

1. Que es una sociedad minera constituida conforme a las leyes de los Estados Unidos Mexicanos, según consta en la escritura pública 42,114 de fecha 9 de noviembre de 1994, otorgada ante el licenciado Javier del Valle Palazuelos, titular de la Notaría Pública número 61 del Distrito Federal, inscrita en el Registro Público de Comercio de su domicilio social con el folio mercantil electrónico número 344264; igualmente inscrita en el Registro Federal de Contribuyentes la clave MCO-941109-LQ2 y que, de acuerdo con su objeto social, está capacitada para ser titular de concesiones mineras y para celebrar cualquier clase de contratos que tengan por objeto derechos derivados de dichas concesiones y, por tales razones, se encuentra autorizada para celebrar este Contrato y obligarse en los términos y condiciones establecidos en este documento.

2. Que el representante de la CEDENTE tiene facultades suficientes para actuar en nombre y representación de la misma, obligándola bajo los términos y condiciones de este Contrato, según consta en la escritura pública número 5431 del 31 de agosto de 2018, otorgada ante el licenciado Guillermo Aaron Vigil Chapa, titular de la Notaría Pública 247 de la Ciudad de México; facultades que a la firma de este Contrato, no le han sido revocadas, limitadas o modificadas en forma alguna.

REPRESENTATIONS

I. <u>The ASSIGNOR, represents through its representative:</u>

1. That it is a Mexican mining company incorporated in accordance with the laws of the Mexican United States, as evidenced in pubic instrument 42,114 dated November 9, 1994, granted before Mr. Javier del Valle Palazuelos, Notary 25 for Mexico City, registered with the Public Registry of Commerce of its corporate domicile under Commercial Folio number 344264, likewise recorded with the Federal Taxpayers' Registry under number MCO-941109-LQ2; and that according with the company's by-laws, it has legal capacity to hold mining concessions and to enter into any agreement thereto, therefore it has the legal capacity to enter into this Contract and be bound by the terms and conditions established herein.

2. That its legal representative has enough authority to act for and on behalf, and to bind the ASSIGNOR in terms of this Contract, as evidenced in public instrument number 5431 dated August 31, 2018 granted before Mr. Guillermo Aarón Vigil Chapa, Notary Public 247 for Mexico City, which authority, as of the date of execution of this document has not been revoked nor modified in any manner whatsoever.

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3. Que es única titular de los derechos derivados de la concesión minera que ampara al lote: **"CELAYA -01", título 232724; "SANTIAGO DE COMPOSTELA", título 219174; y, "AMPLIACIÓN SANTIAGO DE COMPOSTELA", título 214657**; cuyos datos de identificación son los siguientes:	3. That it is the holder of the rights deriving from the mining concession covering the lot: **"CELAYA -01", title 232724; "SANTIAGO DE COMPOSTELA", title 219174; and, "AMPLIACIÓN SANTIAGO DE COMPOSTELA", title 214657** with the following identification data:
a) **"CELAYA -01"**, concesión minera, título 232724, expedido el 15 de octubre de 2008, ubicada en los Municipios de Comonfort, Celaya y Santa Cruz de Juventino Rosas, Estado de Guanajuato, con una superficie de 5,566.7387 hectáreas, inscrita bajo el número 224, a fojas 112, volumen 372 del Libro General de Concesiones Mineras del Registro Público de Minería;	a) **"CELAYA -01"**, mining concession, title 232724, issued on October 15, 2008, located in the Municipalities of Comonfort, Celaya and Santa Cruz de Juventino Rosas, State of Guanajuato, with a surface of 5,566.7387 hectares, filed under number 224, page 112, volume 372 of the General Book of Mining Concessions of the Public Registry of Mining;
b) **"SANTIAGO DE COMPOSTELA"** concesión minera con título 219174, expedida el 14 de febrero de 2003, localizada en el Municipio de Santa Cruz de Juventino Rosas, Estado de Guanajuato, con una superficie de 198.0000 hectáreas, inscrita bajo el número 354, a fojas 177, volumen 334 del Libro General de Concesiones Mineras del Registro Público de Minería; y	b) **"SANTIAGO DE COMPOSTELA"**, mining concession, title 219174, issued on February 14, 2003, located in the Municipality of Santa Cruz de Juventino Rosas, State of Guanajuato, with a surface of 198.0000 hectares, filed under number 354, page 177, volume 334 of the General Book of Mining Concessions of the Public Registry of Mining; and,
c) **"AMPLIACIÓN SANTIAGO DE COMPOSTELA"** concesión minera con título 214.657, expedida el 26 de octubre de 2001, localizada en el Municipio de Santa Cruz de Juventino Rosas, Estado de Guanajuato, con una superficie de 41.9925 hectáreas, inscrita bajo el número 157, a fojas 79, volúmen 322 del Libro General de Concesiones Mineras del Registro Público de Minería;	c) **"AMPLIACIÓN SANTIAGO DE COMPOSTELA"**, mining concession, title 214657, issued on October 26, 2001, located in the Municipality of Santa Cruz de Juventino Rosas, State of Guanajuato, with a surface of 41.9925 hectares, filed under number 157, page 79, volume 322 of the General Book of Mining Concessions of the Public Registry of Mining;
Las concesiones mineras a que se refieren esta declaración I.3 serán identificadas conjuntamente como los LOTES; incluyendo igualmente a la concesión minera que se describe en la declaración I.4 siguiente.	The mining concession referred to in this declaration I.3 shall be jointly identified as the LOTS; including as well the mining concession described in declaration I.4 below.
4. Que el 22 de septiembre de 2014, la CEDENTE celebró Contratos de Exploración Minera y Autorización para uso de Superficie (en este Contrato identificado como el "EL CONTRATO EL MILAGRO ") respecto de los derechos derivados de la concesión minera que ampara al lote denominado:	4 That on September 22, 2014, ASSIGNOR entered into Contracts of Mining Exploration and Authorization to use the Surface (in this Contract identified as the "EL MILAGRO CONTRACT") on the rights derived from the mining concession covering the lots known as:

"EL MILAGRO", título 239753; cuyos datos de identificación son los siguientes:	"EL MILAGRO", title 239753; with the following identification data:
a) "EL MILAGRO", concesión minera, título 239753, expedida el 15 de febrero de 2012, ubicada en el Municipio de Comonfort, Estado de Guanajuato, con una superficie de 400.0000 hectáreas, inscrito bajo el número 53, a fojas 27, volumen 392 de la Libro General de Concesiones Mineras del Registro Público de Minería	a) "EL MILAGRO", mining concession, title 239753, issued on February 15, 2012, located in the Municipality of Comonfort, State of Guanajuato, with a surface of 400.0000 hectares, filed under number 53, page 27, volume 392 of the General Book of Mining Concessions of the Public Registry of Mining;
Que el CONTRATO EL MILAGRO se encuentra inscrito en el Registro Público de Minería bajo el número 127, a fojas 142 del volumen 37 del Libro de Actos, Contratos y Convenios Mineros	That the EL MILAGRO CONTRACT is recorded with the Public Registry of Mining under number 127, page 142 of volume 37 of the Book of Mining Acts, Contracts and Agreements.
Que de acuerdo a lo establecido en el segundo párrafo de la Cláusula Octava del CONTRATO EL MILAGRO la CEDENTE está facultada para ceder los derechos y obligaciones derivados del mismo	That the second paragraph of Clause Eighth of the EL MILAGRO CONTRACT states that ASSIGNOR is authorized to assign the rights and obligations derived from same.
4.1 Que el 25 de agosto de 2015, la CEDENTE celebró un Convenio Modificatorio respecto del CONTRATO EL MILAGRO (en este Contrato identificado como el "CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO").	4.1 That on August 25, 2015, ASSIGNOR entered into an Amendment Agreement to the EL MILAGRO CONTRACT (hereinafter identified as the "AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT").
Que CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO está en proceso de ser inscrito en el Registro Público de Minería.	That the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT is in process of being recorded with the Public Registry of Mining.
5. Que a su leal saber y entender la CEDENTE se encuentra al corriente en el cumplimiento de la obligación de presentar ante la Dirección General de Minas comprobaciones de las obras y trabajos efectuados en los LOTES, así como del cumplimiento de las obligaciones del CONTRATO EL MILAGRO y del CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO.	5. That to the best of its knowledge, the ASSIGNOR is current in the compliance of the obligation consisting in filing before the General Direction of Mines, proof of assessment works carried out within the LOTS, as well as on the compliance of the obligations derived from the EL MILAGRO CONTRACT and of the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT.
6. La CEDENTE manifiesta que hasta esta fecha no ha recibido de la Dirección General de Minas oficio alguno mediante el cual se le requiera el pago de diferencias por concepto de derechos sobre minería derivado de las concesiones mineras que	6. The ASSIGNOR declares that as of this date, same has not received from the General Direction of Mines any official communication whereby the authority requires the payment of

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amperan a los LOTES.	any balance deriving from mining duties of the mining concessions covering the LOTS.
7. Que las mojoneras que precisan la ubicación del punto de partida de cada uno de los LOTES se encuentran en buen estado de conservación, fueron construidas en los términos de las leyes aplicables y conservadas en el mismo lugar previamente aprobado por las autoridades mineras.	7. That the landmarks indicating the location of the starting point of the LOTS, are well preserved, were built according to the applicable laws and are maintained in the same place previously approved by the mining authorities.
8. Que los derechos derivados de las concesiones mineras que amparan a los LOTES, del CONTRATO EL MILAGRO y del CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO se encuentran libres de toda carga, gravamen o limitación de dominio de cualquier naturaleza y que, a esta fecha, la CEDENTE no tiene celebrado ni celebrará contrato alguno distinto al contenido en este Contrato, ni ha ejecutado o ejecutará acto alguno respecto a los LOTES, que limite, en cualquier forma, los derechos que tiene sobre las concesiones mineras citadas, por lo que la CEDENTE garantiza la existencia, legitimidad y disponibilidad de sus derechos.	8. That the rights derived from the mining concessions covering the LOTS, the EL MILAGRO CONTRACT and of the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT are free of any lien, encumbrance, charge or ownership limitation of any nature, and that to this date, the ASSIGNOR has not entered into any agreement other than this Contract, nor has it execute nor will it execute any act in relation with the LOTS that may limit, in any way whatsoever, the rights covering the aforementioned mining concessions, therefore the ASSIGNOR guarantees the existence, legitimacy and availability of the rights it has over the mining concessions covering the LOTS.
9. Que con relación a las actividades mineras desarrolladas en el LOTE hasta esta fecha, la CEDENTE manifiesta que se encuentra en total cumplimiento con las leyes y reglamentos aplicables, incluyendo los relativos a asuntos de índole laboral, fiscal y ambiental; asimismo que, hasta donde es del conocimiento de la propia CEDENTE:	9. That in relation with the mining activities carried out within the LOTS until this date, the ASSIGNOR represents that they are in total compliance with the applicable laws and regulations, including all labor, fiscal and environmental matters; likewise, that to the best of its knowledge:
(i) Las condiciones en las que se encuentran los LOTES y las operaciones llevadas a cabo en los mismos, están en total apego a las leyes aplicables en materia ambiental, incluyendo pero no limitándose a asuntos relacionados con el almacenamiento y eliminación de desechos;	(i) The condition of the LOTS in relation to the operations carried out within same are in total compliance with the applicable environmental laws and regulations, including but not limiting to all matters related with wastes storage and disposal;
(ii) No existen órdenes o requerimientos vigentes relacionados con asuntos ambientales, por los que se solicite cualquier reparación, trabajo, construcción o gasto con respecto a los LOTES o a las operaciones relacionadas con los mismos, ni la CEDENTE ha recibido comunicado alguno relacionado con lo anterior, ni se encuentra al tanto de que exista base alguna para suponer que dichas órdenes o requerimientos pudieran ser emitidos.	(ii) There are no outstanding orders or requirements related with environmental matters for which any repair, work, construction or expense has been requested in relation with the LOTS, or the operations related with same, nor has the ASSIGNOR received any notice related with the aforementioned, nor does it have any knowledge that there is any reason for which such order or requirement must be issued.

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(iii) Las concesiones mineras que amparan a los LOTES no se encuentran ubicada dentro de Áreas Naturales Protegidas ni Reserva Ambiental alguna, sea de carácter federal o estatal, ni la CEDENTE ha recibido comunicación alguna sobre la posible creación de una reserva de ese tipo sobre el área en donde se localizan los LOTES; lo anterior salvo por lo que respecta a la Área Natural Protegida Estatal denominada "Presa Neutla", misma que es del conocimiento de la CESIONARIA.	(iii) The mining concessions covering the LOTS are not located within any Protected Natural Areas or Environmental Reservation, either federal or state, nor has the ASSIGNOR received any information related to the possible creation of a reservation of this type within the area where the LOTS are located; the foregoing, not including the Local Natural Protected Area under the name of "Presa Neutla", which is of the knowledge of the ASSIGNEE .
10. Que la CEDENTE, en este acto, desea celebrar con la CESIONARIA, Contrato de Cesión de todos los Derechos derivados de las concesiones mineras que amparan a los LOTES; así como los derechos y obligaciones derivados tanto del CONTRATO EL MILAGRO y del CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO.	10. That the ASSIGNOR hereby wishes to enter into, with the ASSIGNEE, this Contract of Assignment of Rights deriving from the mining concessions covering the LOTS, as well as the rights and obligations derived from EL MILAGRO CONTRACT and from the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT.
II. <u>Declara la CESIONARIA por conducto de su representante:</u>	II. <u>The ASSIGNEE represents through its representative:</u>
1. Que es una sociedad minera mexicana, constituida conforme a las leyes de los Estados Unidos Mexicanos, según consta en la escritura pública 9,207 de fecha 5 de diciembre de 2012, otorgada ante el Licenciado Guillermo Aarón Vigil Chapa, TITULAR de la Notaría Pública número 247 del Distrito Federal, inscrita en el Registro Público de Comercio de su domicilio social con el folio mercantil número 488137-1; igualmente, inscrita en el Registro Federal de Contribuyentes con la clave MAE-121205-V51 y que, de acuerdo con su objeto social, está capacitada para ser titular de concesiones mineras, así como para celebrar contratos que tengan por objeto derechos privados derivados de dichas concesiones.	1. That it is a Mexican mining company incorporated in accordance with the laws of the Mexican United States, as evidenced in pubic instrument 9,207 of December 5, 2012, granted before Mr. Guillermo Aaron Vigil Chapa, Notary Public number 247 in Mexico City, Federal District, filed in the Public Registry of Commerce of its legal domicile, mercantile folio number 488137-1; likewise in the taxpayers registry under number MAE-121205-V51, and that according with the company's by-laws, it has legal capacity to hold mining concessions and to enter into any agreement thereto.
2. Que el representante de la CESIONARIA, tiene facultades suficientes para actuar en nombre y representación de ésta, obligándola en los términos de este Contrato, como consta en la escritura pública 9,207 de fecha 5 de diciembre de 2012, otorgada ante el Licenciado Guillermo Aaron Vigil Chapa, TITULAR de la Notaría Pública número 247 de la Ciudad de México; facultades que, a la fecha de firma de este documento, no le han sido revocadas, limitadas o modificadas en forma alguna.	2. That its legal representative has enough authority to act for and on behalf, and to bind the ASSIGNEE in terms of this Contract, as evidenced in public instrument number 9,207 of December 5, 2007, granted before Mr. Guillermo Aaron Vigil Chapa, Notary Public number 247 in Mexico City, Federal District; which authority, as of the date of execution of this document has not been revoked nor modified in any manner whatsoever.

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3. Que la propia CESIONARIA conoce el estado legal que guardan las concesiones mineras que amparan los LOTES, el CONTRATO EL MILAGRO y el CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO, lo que incluye el Área Natural Protegida Estatal denominada "Presa Neutla".	**3.** That the ASSIGNEE declares to know the legal status of the mining concessions that cover the LOTS, EL MILAGRO CONTRACT and the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT, which includes the Local Natural Protected Area "Presa Neutla".
4. Que dado que desea adquirir de la CEDENTE, todos los derechos y obligaciones que derivan de las concesiones mineras que amparan a los LOTES, así como todos los derechos y obligaciones que derivan del CONTRATO EL MILAGRO y el CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO, la CESIONARIA desea celebrar con el CEDENTE este Contrato con la finalidad de adquirir los mismos.	**4.** Given that it wishes to acquire from the ASSIGNOR all of the rights and obligations deriving from the mining concession covering the LOTS, as well as all of the rights and obligations deriving from EL MILAGRO CONTRACT and from the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT the ASSIGNEE wishes to enter into this contract with the ASSIGNOR in order to acquire said rights.
III. <u>Declaran la CEDENTE y la CESIONARIA por conducto de sus respectivos representantes:</u>	**III. <u>ASSIGNOR and ASSIGNEE declare through their respective representatives:</u>**
1. Que con fecha 8 de agosto de 2016 celebraron un Contrato de Exploración Minera, Promesa de Cesión de Derechos, Promesa de Constitución de Nueva Sociedad y de Celebración de Convenio entre Accionistas (en adelante el Contrato Original), mismo Contrato Original que se encuentra en trámite de inscripción en el Registro Público de Minería.	**1.** That on August 8, 2016, they entered into a Contract of Mining Exploration, Promise of Assignment of Rights, Promise of Incorporation of a New Company and Execution of a Shareholders Agreement (hereinafter identified as the Original Contract), which Original Contract is in process of being recorded with the Public Registry of Mining.
2. Igualmente con fecha 31 de enero de 2018 modificaron el Contrato Original y celebraron un Primer Convenio Modificatorio (en adelante identificado como el Primer Convenio), mismo Primer Convenio que está actualmente en trámite de inscripción en el Registro Público de Minería.	**2.** Likewise, on January 31, 2018, they amended the Original Contract and entered into a First Amendment Agreement (hereinafter identified as the First Amendment), which First Amendment is currently in process of being recorded with the Public Registry of Mining.
3. Que a la fecha de celebración de este Contrato de Cesión de Derechos, tanto la CEDENTE como la CESIONARIA se encuentran al corriente en el cumplimiento de todas y cada una de las obligaciones derivadas tanto del Contrato Original como del Primer Convenio, por lo que se otorgan el finiquito más amplio que en términos de las disposiciones aplicables respecto de dichas obligaciones y no se reservan acción alguna respecto del Contrato Original y del Primer Convenio.	**3.** That as of the date of the ratification of this Contract of Assignment of Rights, both, the ASSIGNOR and the ASSIGNEE are current in the compliance of each and all of the obligations derived from the Original Contract and of the First Amendment, reason why they grant the broadest release existing under the applicable laws with respect to such obligations and do not keep any right derived from such Original Contract and from the First Amendment.
4. Que derivado del Contrato Original y del Primer Convenio, el cumplimiento de obligaciones derivadas de los LOTES ha sido responsabilidad exclusiva de la CESIONARIA, por lo que la CESIONARIA conoce y está de acuerdo en la	**4.** That derived from the Original Contract and from the First Amendment, the compliance of the obligations derived from the LOTS has been the exclusive responsibility of the ASSIGNEE, therefore ASSIGNEE is aware and

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situación que guardan las concesiones mineras que amparan a los LOTES, el CONTRATO EL MILAGRO y el CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO.	agrees on the status of the mining concessions that cover the LOTS, EL MILAGRO CONTRACT and from the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT.
5. Que igualmente derivado del Contrato Original y del Primer Convenio la CEDENTE adquirió los derechos derivados de las concesiones mineras que amparan a los lotes: **"SANTIAGO DE COMPOSTELA", título 219174**; y, **"AMPLIACIÓN SANTIAGO DE COMPOSTELA", título 214657**, por lo que el contrato correspondiente se encuentra en trámite de inscripción en el Registro Público de Minería.	5. Likewise, derived from the Original Contract and from the First Amendment, ASSIGNOR acquired the rights derived from the mining concessions that cover the lots **"SANTIAGO DE COMPOSTELA", title 219174** and, **"AMPLIACIÓN SANTIAGO DE COMPOSTELA", title 214657**, reason why the corresponding contract is in process of being recorded with the Public Registry of Mining.
6. Que en la fecha de ratificación de este Contrato de Cesión de Derechos se darán por terminados el Contrato Original y el Primer Convenio, a fin de que se inscriba este Contrato en el Registro Público de Minería.	6. That on the date of ratification of this Contract of Assignment of Rights, the Original Contract and the First Amendment shall be terminated in order for this Contract to be recorded with the Public Registry of Mining.
Dadas las declaraciones anteriores, las partes convienen en las siguientes:	Given the foregoing declarations, the parties agree to the following:
CLAUSULAS	**CLAUSES**
PRIMERA. La CEDENTE, de acuerdo a los términos y condiciones establecidas en este Contrato, en este acto transmite a la CESIONARIA y la CESIONARIA adquiere, sin reserva ni limitación alguna, en términos del artículo 23 de la Ley Minera, la titularidad y todos los derechos que derivan de las concesiones mineras que amparan a los LOTES, así como la totalidad de los derechos y obligaciones derivados del CONTRATO EL MILAGRO y del CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO.	**FIRST.** The ASSIGNOR, on the terms and subject to the conditions set forth in this Contract, hereby transfers to the ASSIGNEE and the ASSIGNEE hereby acquires, without limitation of any nature whatsoever, in terms of article 23 of the Mining Law, the totality of the rights and obligations deriving from the mining concessions covering the LOTS, as well as all of the rights and obligations derived from EL MILAGRO CONTRACT and from the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT.
Esta cesión surtirá efectos en los términos de este Contrato y conforme a la Ley Minera y su Reglamento.	This Assignment of Rights is valid and effective in the terms of this Contract and in accordance with that provided in the Mining Law and its Regulations.
Las partes están de acuerdo en identificar la fecha de firma y ratificación de este Contrato ante Notario como "la Fecha Efectiva".	The parties agree to identify the date of execution and ratification of this Contract before a Notary as the "Effective Date".
SEGUNDA. La contraprestación que en este acto se paga a la CEDENTE, por la cesión de derechos objeto de este Contrato, es la cantidad total de	**SECOND.** The consideration that is hereby paid to the ASSIGNOR for the assignment of rights under this Contract, is the amount of

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$3'000,000.00 dls. (tres millones de dólares 00/100 moneda de los Estados Unidos de América), más el Impuesto al Valor Agregado (IVA) correspondiente, mismas cantidades que se pagan en la Fecha de Ratificación ante Notario de este Contrato por ambas partes.	US$3'000,000.00 (three million dollars 00/100 currency of the United States of America), plus the corresponding Value Added Tax (VAT), which amounts are paid upon the date of Ratification of this Contract by both parties.
En relación con lo anterior, la **CEDENTE** manifiesta haber recibido de la **CESIONARIA**, a su entera satisfacción las cantidades a que se refiere el párrafo que antecede, más el Impuesto al Valor Agregado correspondiente, por lo que en este mismo acto otorga a la **CESIONARIA** el finiquito más amplio que en derecho proceda respecto de dichas cantidades, expidiendo al efecto el recibo correspondiente, en términos de las disposiciones fiscales aplicables.	With respect to that mentioned above, the **ASSIGNOR** acknowledges having received from the **ASSIGNEE** the amounts referred to in the preceding paragraph, plus the corresponding Value Added Tax, reason why, it hereby grants to the **ASSIGNEE** the broadest discharge with respect to said amounts, issuing for such purpose the corresponding invoice, in the accordance with the applicable legal provisions.
TERCERA. A partir de la fecha de ratificación ante Notario de este Contrato de Cesión de Derechos, la **CESIONARIA** será responsable de hacer frente a cualquier obligación, contingencia o requerimiento que derive de las actividades que se desarrollen en las concesiones mineras que amparan a los **LOTES**.	**THIRD.** As from the ratification before a Notary of this Contract of Assignment of Rights, the **ASSIGNEE** shall be responsible for complying with any obligation, contingency or requirement which may result from the activities carried out within the **LOTS**.
Asimismo, a partir de la fecha de celebración de este Contrato de Cesión de Derechos, la **CESIONARIA** será responsable de dar cumplimiento a las obligaciones que derivan de los títulos de concesión minera que amparan a los **LOTES** así como del cumplimiento de la totalidad de las obligaciones derivados del **CONTRATO EL MILAGRO** y del **CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO**, así como del cumplimiento de las disposiciones relacionadas con el Área Natural Protegida Estatal denominada "Presa Neutla".	Likewise, as from the date of execution of this Contract of Assignment of Rights, the **ASSIGNEE** shall comply with each and all obligations deriving from the title of mining concessions covering the **LOTS** as well as the compliance of all of the obligations derived from the **EL MILAGRO CONTRACT** and from the **AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT**, as well as the compliance of the applicable provisions related to the Local Natural Protected Area under the name of "Presa Neutla".
CUARTA. A partir de la fecha de ratificación ante Notario de este Contrato de Cesión de Derechos, la **CESIONARIA** y la **CEDENTE** dan por definitivamente terminados el Contrato Original y el Convenio Modificatorio, otorgándose el finiquito más amplio que en derecho proceda en términos de ley, sin reservarse acción alguna y liberando a la otra parte de cualquier responsabilidad que pudiese derivar de dichos documentos.	**FOURTH.** As from the date of ratification before a Notary of this Contract of Assignment of Rights, **ASSIGNOR** and **ASSIGNEE** definitively terminate the Original Contract and the First Amendment, granting the fullest discharge in terms of law, not keeping any action and releasing the other party from any responsibility that could derive from such documents.
Asimismo, ambas partes cooperaran estrechamente a fin de que la inscripción del Contrato Original y el Convenio Modificatorio sea cancelada en el Registro Público de Minería.	Likewise, both parties shall fully cooperate in order for the registration of the Original Contract and First Amendment to be cancelled with the Public Registry of Mining.

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QUINTA. La CEDENTE se compromete a concluir la inscripción de los contratos por los cuales adquirió la titularidad de los derechos derivados de las concesiones mineras que amparan a los lotes: **"SANTIAGO DE COMPOSTELA", título 219174**; y, **"AMPLIACIÓN SANTIAGO DE COMPOSTELA", título 214657**, así como de mantener informada a la CESIONARIA de las gestiones que realice.	**FIFTH.** ASSIGNOR commits itself to conclude the registration of the Contracts whereby it acquired the rights derived from the mining concessions covering the lots: **"SANTIAGO DE COMPOSTELA", title 219174**; and, **"AMPLIACIÓN SANTIAGO DE COMPOSTELA", title 214657**, as well as to keep the ASSIGNEE fully informed on the procedures it shall follow.
Igualmente la CEDENTE se compromete a informar al titular de los derechos derivados de la concesión minera que ampare al lote: **"EL MILAGRO ", título 239753**, respecto de la cesión de los derechos y obligaciones derivados del CONTRATO EL MILAGRO y del CONVENIO MODIFICATORIO AL CONTRATO EL MILAGRO, así como de mantener informada a la CESIONARIA de las gestiones que realice.	Likewise, the ASSIGNOR commits itself to inform the holder of the rights derived from the mining concession covering the lot: **"EL MILAGRO", title 239753**, on the assignment of the rights and obligations derived from the EL MILAGRO CONTRACT and from the AMENDMENT AGREEMENT TO EL MILAGRO CONTRACT, as well as to keep the ASSIGNEE fully informed on the procedures it shall follow.
SEXTA. Las partes ratifican el contenido y firmas de este Contrato ante Notario y, para los fines señalados en el primer párrafo del artículo 23 de la Ley Minera, la CESIONARIA se obliga expresamente a solicitar la inscripción del mismo en el Registro Público de Minería, en los términos de las disposiciones legales aplicables.	**SIXTH.** The parties ratify before a Notary the content and signatures of this Contract and, for the purposes mentioned in the first paragraph of article 23 of the Mining Law, the ASSIGNEE expressly obligates itself to request the registration of this Contract with the Public Registry of Mining in terms of the applicable legal provisions.
SEPTIMA. Moneda de Pago e IVA. Todas las cantidades referidas a dólares en este Contrato, se entienden en dólares de los Estados Unidos de América y la CESIONARIA podrá cubrir tales cantidades en dicha moneda, o bien, su equivalente en moneda nacional a la fecha de pago; asimismo, a las cantidades que deban ser cubiertas conforme a este Contrato por la CESIONARIA, se les agregará el Impuesto al Valor Agregado (IVA) correspondiente a cada pago.	**SEVENTH. Currency and VAT.** All the amounts referred to in dollars in this Agreement, are understood in dollars of the United States of America and the ASSIGNEE may pay said amounts in said currency or, in its equivalent in Mexican currency on the date of payment; likewise to all of the amounts that according to this Agreement must be paid by ASSIGNEE, the corresponding Value Added Tax (VAT) shall be included.
OCTAVA.Lugar de Pago. En este acto la CEDENTE señala como lugar de pago el domicilio ubicado en Calle Rio Tamesis No. 2505, Col. Las Magdalenas, Torreon, Coahuila, México, C.P. 27010	**OCTAVA. Place of Payment.** In this act the ASSIGNOR indicates the place of payment at the address located at Calle Río Tamesis No. 2505, Col. Las Magdalenas, Torreon, Coahuila, México, C.P. 27010.
En este mismo sentido, la CEDENTE autoriza a la CESIONARIA a depositar los pagos derivados de este documento, directamente en la cuenta número 18500010480, abierta a nombre de Minera de Cordilleras, S. de R.L. de C.V. en la institución bancaria Scotiabank Inverlat, S.A., Sucursal	In this regard, the ASSIGNOR authorizes the ASSIGNEE to deposit payments under this document directly to the account number 18500010480, opened in the name of Minera de Cordilleras, S. de R.L. de C.V. in the bank Scotiabank Inverlat, S.A., Branch

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Independencia y con Clave Interbancaria: 044060185000104801

NOVENA. Caso Fortuito o Fuerza Mayor. Queda expresamente convenido que las partes no serán responsables por la demora o incumplimiento total o parcial, de sus obligaciones al amparo de este Contrato, cuando dicha demora o incumplimiento provenga o resulte de caso fortuito o fuerza mayor, esto es, de hechos o acontecimientos de la naturaleza o del hombre que sean imprevisibles o que, aun cuando puedan preverse, no puedan evitarse por las partes.

En caso de que se presente algún supuesto que dé lugar al caso fortuito o a la fuerza mayor, la parte afectada por dicho caso fortuito o fuerza mayor deberá notificarlo a la otra parte dentro de un término de 30 días naturales, contados a partir de la fecha en que la parte afectada por el caso fortuito o fuerza mayor haya tenido conocimiento del suceso.

Si el caso fortuito o la fuerza mayor se mantienen por más de 30 (treinta) días naturales, la vigencia de este Contrato o pagos conforme a este Contrato, se extenderán por un plazo igual al de la duración del caso fortuito o la fuerza mayor, en forma consistente.

DECIMA. Gastos, Honorarios e Impuestos. Todos los gastos, honorarios y derechos que se causen con motivo del otorgamiento de este Contrato serán por cuenta de la CESIONARIA.

Lo anterior, salvo por lo que se refiere a los honorarios y gastos en que incurra la CEDENTE por concepto de asesoría legal o de cualquier otra índole, y el Impuesto Sobre la Renta a cargo de la CEDENTE, quien se obliga a expedir la factura correspondiente y que deberá reunir todos los requisitos fiscales, en los términos de las disposiciones legales que resulten aplicables.

Asimismo, la CEDENTE se compromete a dar cumplimiento con todas las obligaciones que le impone las leyes fiscales vigentes, en virtud de haber manifestado a la CESIONARIA estar inscrita en el Registro Federal de Contribuyentes bajo la clave MCO-941109-LQ2.

Conforme a los términos de la Ley del Impuesto al Valor Agregado, por el pago que reciba la CEDENTE,

Independencia, Clave Interbancaria 044060185000104801.

NINTH. Force majeure or Acts of God. It is expressly agreed that the parties shall not be liable for the delay whether total or partial non-fulfillment of its obligations under this Contract, when such delay or non-fulfillment results from acts of God or force majeure, that is, by nature or man caused facts or events which are unpredictable or, even if they may be, cannot be avoided by the parties.

In the event some situation occurs causing the acts of God or force majeure, the party affected due to acts of God or force majeure shall notify it to the other party within a term of 30 (thirty) calendar days, counted as of the date in which the affected party on the acts of God or force majeure is aware of the event.

If the act of God or the force majeure continues for over 30 (thirty) calendar days, the term of this Agreement and the term to perform any payment in accordance to this Agreement shall be extended for a term which duration is equal to the acts of God or the force majeure in a consisting manner.

TENTH. Expenses, Fees and Taxes. All the expenses, fees and taxes caused as a consequence of the execution of this Agreement shall be borne by the ASSIGNEE.

The foregoing except for the legal fees or any other expenses incurred by the ASSIGNOR and the Income Tax of the ASSIGNOR, who is responsible of issuing the respective invoice on the amount received by it and which shall meet with all the tax requirements in terms of the applicable legal provisions.

Likewise, the ASSIGNOR, has the obligation to comply with each and all of the obligations imposed by the applicable tax provisions given it declared to the ASSIGNEE be registered with the Federal Taxpayers' Registry under number MCO-941109-LQ2.

Pursuant to the provisions of the Value Added Tax Law, for the payment that the ASSIGNOR

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ésta trasladará y desglosará en forma expresa el Impuesto al Valor Agregado correspondiente, conforme a los artículos aplicables de la Ley citada, así como aplicables del Código Fiscal de la Federación.	has received, it shall transfer and separate in an express manner, the amount corresponding to the Value Added Tax, pursuant to the applicable articles of the abovementioned Law, as well as those applicable articles of the Fiscal Code of the Federation.
DÉCIMA PRIMERA. Las partes acuerdan que la CEDENTE será responsable del saneamiento para el caso de evicción hasta por un monto igual al precio señalado en la Cláusula Segunda de este Contrato de Cesión de Derechos.	**ELEVENTH.** The parties agree that the ASSIGNOR shall be liable for reparation indemnity in case of eviction up to the same amount of the consideration established in Clause Second of this Contract of Assignment of Rights.
DECIMA SEGUNDA. Comunicaciones. Todas las comunicaciones que se hagan las partes conforme a este Contrato serán por escrito, entregadas en sus domicilios en forma fehaciente o por medio de facsimile contraseñado y, al efecto, las partes señalan los siguientes domicilios:	**TWELFTH. Communications.** All communications to be made among the parties pursuant to this Agreement shall be in writing, delivered at their domiciles; and, for such purpose, the parties designate the following domiciles:
LA CEDENTE: MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Calle Rio Tamesis No. 2505 Col. Las Magdalenas Torreon, Coahuila, México C.P. 27010 At'n. Sr. Jorge Emilio Garcia Nava Tel.52 (871) 747-5750 E-mail: Jorge.garcia@minerawilliam.mx	**THE ASSIGNOR:** MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Calle Rio Tamesis, No. 2505 Col. Las Magdalenas Torreon, Coahuila, Mexico C.P. 27010 Attn. Mr. Jorge Emilio Garcia Nava Phone 52 (871) 747-5750 E-mail: Jorge.garcia@minerawilliam.mx
Con copia para: Warren Rehn President and Chief Executive Officer Golden Minerals Company 350 Indiana Street Suite 800 Golden, CO 80401 USA Tel: (303) 839-5060	With a copy to: Warren Rehn President and Chief Executive Officer Golden Minerals Company 350 Indiana Street Suite 800 Golden, CO 80401 USA Phone: (303) 839-5060
LA CESIONARIA: MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. c/o VHG Servicios Legales, S.C. AV. Paseo de Las Palmas 755, Desp. 902 Col. Lomas De Chapultepec 11000, Mexico, D.F. Attn. Mr. Alberto Mauricio Vázquez Sánchez Phone +52 (55) 5540 3020	**THE ASSIGNEE:** MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V. c/o VHG Servicios Legales, S.C. AV. Paseo de Las Palmas 755, Desp. 902 Col. Lomas De Chapultepec 11000, Mexico, D.F. Attn. Mr. Alberto Mauricio Vázquez Sánchez

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E-mail: avazquez@vhglegal.com Con copia para Peter H. Cheesbrough President, Exploration Division The Electrum Group LLC 1660 Lincoln Street Suite 2750 Denver, CO 80264 Tel. 303-226-9610	Phone +52 (55) 5540 3020 E-mail: avazquez@vhglegal.com With a copy to Peter H. Cheesbrough President, Exploration Division The Electrum Group LLC 1660 Lincoln Street Suite 2750 Denver, CO 80264 Tel. 303-226-9610
Cualquier cambio de domicilio o de representante se comunicará por escrito, entregado en forma fehaciente. No obstante lo anterior, si cualquiera de las partes omite notificar a la otra de cualquier cambio de domicilio, se entenderá que las notificaciones efectuadas en el último domicilio señalado serán plenamente válidas y surtirán todos sus efectos.	Any change of address or representative shall be communicated in writing and delivered conclusively. Notwithstanding the foregoing, if any of the parties fails to notify the other of any change of address, it is understood that the notifications made to the last domicile pointed out will be fully valid.
DECIMA TERCERA. Ausencia de Lesión. Las partes, no obstante la naturaleza de este documento, declaran expresamente que en las convenciones objeto del mismo no existe lesión y, aún cuando la hubiese, renuncian expresamente al derecho de pedir la nulidad relativa de que tratan los artículos 2228 y 2239 del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal.	**THIRTEENTH. Absence of Injury.** Notwithstanding the nature of this document, the parties expressly declare that no injury derives from the covenants contained in this document and, even in case it might exist, they expressly waive the right to request the relative nullity referred to in articles 2228 and 2239 of the Civil Code for the Federal District, the corresponding articles of the Federal Civil Code.
DECIMA CUARTA. Leyes Aplicables y Jurisdicción. Este contrato que se celebra en términos del artículo 78 del Código de Comercio es de naturaleza mercantil, por lo que, para lo que no esté expresamente aquí pactado y para la interpretación y cumplimiento del mismo se aplicará la Ley Minera, su Reglamento y el Código de Comercio, así como, en su carácter de supletorio, el Código Civil Federal, para lo no previsto en los primeros.	**FOURTEENTH. Applicable Laws and Jurisdiction.** This Agreement which is entered into in terms of article 78 of the Commerce Code, are of a mercantile nature; therefore, for all that not expressly agreed upon herein and for the interpretation of and compliance with same, the Mining Law, its Regulations and the Commerce Code shall apply, and for all that is not mentioned in the abovementioned laws and regulations, the Federal Civil Code.
Todas las desavenencias que deriven, resulten, o se relacionen con este Contrato, serán resueltas definitivamente ante los tribunales competentes de la Ciudad de México, renunciando a cualquier jurisdicción que pudiese corresponderles en razón de sus actuales o futuros domicilios o por cualquier otra causa.	All disputes arising from and/or in connection with this Agreement shall be definitively settled by the courts of Mexico City, resigning to any jurisdiction that may correspond to them by virtue of their current or future domiciles or because of any other reason.
DECIMA QUINTA. Encabezados. Las partes reconocen que los encabezados de las Cláusulas,	**FIFTEENTH. Headings.** The parties acknowledge that the headings of the clauses,

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apartados, puntos y secciones en que se divide este Contrato, se han puesto únicamente para facilitar la lectura de este documento, por tanto, dichos encabezados carecen de cualquier valor interpretativo o vinculativo.	sections and paragraphs that divide this Contract will not be deemed as part of these Agreements but will be regarded as having been used for convenience only.
DECIMA SEXTA. Idioma. El presente Contrato se celebra en inglés y en español. En caso de cualquier discrepancia, prevalecerá la versión en español.	**SIXTEENTH. Language.** This Agreement is executed in both English and its translation into Spanish. In case of discrepancy, the Spanish version will prevail.
Leído que fue por las partes este documento, lo ratifican en todos sus términos y firman para debida constancia el 30 de agosto de 2018, en la Ciudad de México.	Having read this Contract by both parties, they ratify same in all of its terms and execute in the terms hereto, the ASSIGNOR on August 30, 2018 in Mexico City.
LA CEDENTE **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.** ________________ **Miguel García Fernández** **REPRESENTANTE LEGAL**	**THE ASSIGNOR** **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.** ________________ **Miguel García Fernández** **LEGAL REPRESENTATIVE**
LA CESIONARIA **MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V.** ________________ **Alberto Mauricio Vázquez Sánchez** **REPRESENTANTE LEGAL**	**THE ASSIGNEE** **MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V.** ________________ **Alberto Mauricio Vázquez Sánchez** **LEGAL REPRESENTATIVE**

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SE
MINISTRY OF ECONOMY
Undersecretary of Mining
General Directorate of Mines

552/2018

Registered under number 11 of volume 42 of the Book of Acts, Contracts and Mining Agreements.

It is noted that, with respect to the mining concession denominated: "EL MILAGRO", Title 239753, the present assignment is carried out SOLELY as regards the rights and obligations derived from the EXPLORATION CONTRACT and its AMENDMENT AGREEMENT, recorded under records 121 and 92 of volumes 37 and 39 of this same Book, respectively.

Mexico City, February 18, 2019.

THE SUBDIRECTOR OF THE PUBLIC REGISTRY OF MINING

LIC. LAURA ARACELI CERVANTES ALEJANDRE

REG.-30135/18
*loo.

JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES
PUBLIC BROKER No. 22
MEXICO CITY

RECORD NINETEEN THOUSAND SIX HUNDRED SEVENTEEN. /FJMS/RGAG/ In Mexico City, on MAY TWENTY-ONE of two thousand TWENTY, before me, JOSÉ FRANCISCO ALEJANDRO RUIZ ROBLES, Public Broker Number Twenty-Two of the Plaza of this City, and as this concerns commercial documentation referred to in Articles thirty-three through fifty of the Commercial Code, I hereby certify:

That Mr. ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, in his capacity as Attorney-in-Fact of the company denominated "MINERA ADULARIA EXPLORACIÓN", VARIABLE CAPITAL LIMITED LIABILITY COMPANY, appeared before me for the purpose of requesting the CERTIFIED COPY of the ATTACHED COMMERCIAL DOCUMENTATION. Said document consists of FORTY-FOUR pages plus this certification, the copy of which is a faithful reproduction of the original I had in view, and I retain a copy in the archive of the Brokerage in my charge, at the request of the party indicated.

RELATED DOCUMENTS

A.- DOCUMENT BEING CERTIFIED. B.- LEGAL STANDING OF THE APPLICANT. C.- IDENTITY DOCUMENT OF THE APPLICANT.

I, THE PUBLIC BROKER, HEREBY CERTIFY AND ATTEST:

I.- That I had in view the documents referenced in this record and which were added thereto in print or simple copy duly compared with their original; II.- That I observe no manifest signs of natural or civil incapacity in the appearing party that might affect him for the purpose of requesting this certified copy, for which reason I consider him absolutely capable; III.- That, in the event the applicant is a legal entity, I have verified that its representative has sufficient powers to request this certified copy and in this case he declared, under solemn oath to tell the truth, that such powers have not been modified, limited or revoked in any manner; IV.- That I informed the applicant of the content of the Federal Law on Protection of Personal Data Held by Private Parties and he stated that he knows the Privacy Notice of the Brokerage in my charge; V.- That he stated that he is who has been identified; VI.- That I explained to the applicant the value, scope, and legal consequences of this instrument, of all of which he expressed his agreement, and I also informed him of the right he has to personally read the content of this record, of whose content he expressed his agreement, for which reason I AUTHORIZE the present certified copy on the same date it bears, for all applicable commercial purposes. I HEREBY ATTEST.

THREE CERTIFIED COPIES ISSUED TO THE INTERESTED PARTY

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